UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 11, 2006

HF FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

225 South Main Avenue, Sioux Falls, SD	57104
(Address of principal executive office)	(ZIP Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

At its meeting on July 11, 2006 (the “Meeting”), the Personnel, Compensation and Benefits Committee (the “PCB Committee”) of the Board of Directors (the “Board”) of HF Financial Corporation (the “Company”) approved the various items discussed below.

Short-Term Incentive Plan Bonus Award Levels and Financial Goals

At the beginning of each fiscal year, the PCB Committee establishes for each member of the Company’s senior management selected to participate in the Home Federal Bank Short-Term Incentive Plan (the “Short Term Plan”) certain bonus award levels stated as a percentage of the mid-point of the salary structure range applicable to such participant. The PCB Committee also establishes certain financial goal levels for the Company. The actual bonus award to be paid, if any, to each participant is calculated based entirely on the achievement by the Company of its financial goals. For any bonus award to be paid to participants, the Company must achieve a threshold level of performance. Actual bonus awards are paid by the Company following acceptance by the Audit Committee of the Board of the Company’s audited financial statements for such fiscal year. All bonus awards paid under the Short Term Plan are paid in cash.

At the Meeting, the PCB Committee established for the Company’s Chief Executive Officer, the Executive Vice President and each Senior Vice President selected to participate in the Short Term Plan bonus award levels for the fiscal year ending June 30, 2007 (“Fiscal 2007”). The PCB Committee also established financial goal levels for the Company. The financial goal levels are based on the Company’s diluted earnings per share growth stated as a percentage. Diluted earnings per share growth will be calculated using the diluted earnings per share set forth in the Company’s audited financial statements for Fiscal 2007, as adjusted for certain specific events pre-approved by the PCB Committee, and as may be further adjusted by the PCB Committee, in its sole discretion, as the result of significant or material events meriting consideration by the PCB Committee (including, but not limited to, any single event that results in a 10% change in the diluted earnings per share calculation).

For Fiscal 2007, depending entirely upon the level of achievement by the Company of its financial goals, the Company’s Chief Executive Officer and Executive Vice President may earn a bonus award ranging from 10% to in excess of 100% of the mid-point of the salary structure range applicable to each such participant. Each Senior Vice President selected to participate in the Short Term Plan may earn a bonus award ranging from 6.25% to in excess of 60% of the mid-point of the salary structure range applicable to each such participant. There is no cap on the bonus awards that may be earned under the Short Term Plan.

Long-Term Incentive Plan Amendment

At the Meeting, the PCB Committee approved an amendment to the Home Federal Bank Third Amended and Restated Long-Term Incentive Plan (the “Long Term Plan”) that provides that awards under the Long Term Plan may be paid in the form of cash, which is in addition to the forms of stock appreciation rights (“SARs”), stock options and restricted stock of the common stock of the Company previously provided by the Long Term Plan.

Long-Term Incentive Plan Bonus Award Levels and Financial Goals

At the beginning of each fiscal year, the PCB Committee establishes for each member of the Company’s senior management selected to participate in the Long Term Plan certain bonus award levels stated as a percentage of the mid-point of the salary structure range applicable to each such participant. The PCB Committee also establishes certain financial goal levels for the Company. The actual bonus award to be paid, if any, to each participant is calculated based entirely on the achievement by the Company of its financial goals. For any bonus to be paid to participants, the Company must achieve a threshold level of performance. Actual bonus awards are paid by the Company following acceptance by the Audit Committee of the Board of the Company’s audited financial statements for such fiscal year.

At the Meeting, the PCB Committee established for the Company’s Chief Executive Officer, the Executive Vice President, each Senior Vice President and certain Vice Presidents and other Company officers selected to participate in the Long Term Plan bonus award levels and caps for Fiscal 2007. The PCB Committee also established financial goal levels for the Company. For each participant, the financial goal levels are based on the Company’s return on equity targets approved by the Board; provided, however, that in the event that there is a material variance in the plan resulting from significant or material events meriting consideration by the PCB Committee (including, but not limited to, any single event that results in a 10% change), such variance will be reviewed by the PCB Committee for impact on the Long Term Plan.

For Fiscal 2007, depending entirely upon the level of achievement by the Company of its financial goals, the Company’s Chief Executive Officer and Executive Vice President may earn a bonus award ranging from 10% to 60% of the mid-point of the salary structure range applicable to each such participant. Each Senior Vice President selected to participate in the Long Term Plan may earn a bonus award ranging from 6.25% to 40% of the mid-point of the salary structure range applicable to each such participant and each Vice President and other Company officer selected to participate in the Long Term Plan may earn a bonus ranging from 3.5% to 20% of the mid-point of the salary structure range applicable to each such participant. For Fiscal 2007, any bonus award made to the Chief Executive Officer will be paid entirely in cash, and any bonus award made to the Executive Vice President, any Senior Vice President, any Vice President or any other Company officer will be paid 50% in stock appreciation rights (“SARs”) settled in the Company’s common stock and 50% in restricted stock, each having a four-year vesting period in which 25% of such SARs or shares of restricted stock, as applicable, vest each year.

At the Meeting, the PCB Committee also amended the form of payment of any bonus award made to the Chief Executive Officer for Fiscal 2006 from SARs settled in cash to a cash payment.

Excess Pension Plan Amendments

At the Meeting, the PCB Committee approved the Amended and Restated HF Financial Corp. Excess Pension Plan for Executives (the “Excess Pension Plan”), effective as of January 1, 2005, which incorporates certain amendments that are intended to (i) comply and to be operated in compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”), and (ii) simplify the administration of the Excess Pension Plan as a result of the amendments required by Code Section 409A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	July 17, 2006	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	July 17, 2006	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)